                                                                   EXHIBIT 99.5





             AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of October 18, 1996, by and among NEOSTAR RETAIL GROUP, INC., operating as a debtor-in-possession, BABBAGE'S, INC., operating as a debtor-in-possession, and SOFTWARE, ETC. STORES, INC., operating as a debtor-in-possession (jointly "Borrowers"), on the one hand, and FOOTHILL CAPITAL CORPORATION, a California corporation, BANKERS TRUST COMPANY, a New York banking corporation, and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Banks") on the other hand, in light of the following:

         A. Borrowers, Banks and other financial institutions have previously entered into that certain Loan and Security Agreement, dated as of September 16, 1996 (as amended by that certain Interim Amendment to Loan and Security Agreement dated September 16, 1996, and as further amended by the Amendment Number Two to Loan and Security Agreement, dated October 2, 1996 (the "Agreement").

         B. As provided in Section 16.1 of the Agreement, the holders of a majority of the Committments are empowered to amend certain provisions of the Agreement.

         C.      The Banks hold a majority of the Committments to the Loan.

         D. Borrowers and Banks desire to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers, Lenders and Agent hereby amend the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.      AMENDMENTS.

                 (a) Section 3.3(c) of the Agreement is amended to read as follows:

                          no later than October 31, 1996 Agent shall have received a Collateral Access Agreement from the lessor of Borrowers' offices and warehouse located at 2250 William D. Tate Avenue, Grapevine, Texas 76051, or if the landlord refuses to sign a Collateral Access Agreement, Borrowers shall promptly file a motion to compel in the Bankruptcy Cases; and

         3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to the Lender Group that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

         5. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                    BORROWERS:

                                    NEOSTAR RETAIL GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/ OPAL FERRARO
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    BABBAGE'S, INC.,
                                    a Texas corporation

                                    By: /s/ OPAL FERRARO
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    SOFTWARE ETC. STORES, INC.,
                                    a Delaware corporation

                                    By: /s/ OPAL FERRARO
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------





AMENDMENT NUMBER THREE TO
LOAN AND SECURITY AGREEMENT - PAGE 2

                                    BANKS:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation,

                                    By: /s/ CATHERINE C. BURKE
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association

                                    By: /s/ WILLIAM E. LIVINGSTONE IV
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------






AMENDMENT NUMBER THREE TO
LOAN AND SECURITY AGREEMENT - PAGE 3
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         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group respecting the obligations of the Borrowers owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (a) its Continuing Guaranty remains in full force and effect; (b) nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Continuing Guaranty; and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.



                                    CHASADA

                                    By: /s/ OPAL FERRARO
                                        ----------------------------------------
                                    Title: Chairman
                                           -------------------------------------


                                    AUGUSTA ENTERPRISES, INC.

                                    By: /s/ OPAL FERRARO
                                        ----------------------------------------
                                    Title: Chairman
                                           -------------------------------------





AMENDMENT NUMBER THREE TO
LOAN AND SECURITY AGREEMENT - PAGE 4